UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2007

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KRISPY KREME DOUGHNUTS, INC.
(Exact name of registrant as specified in its charter)

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North Carolina	001-16485	56-2169715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103
(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 below is incorporated by reference into this Item 3.02.

As previously disclosed in Item 3.02 of the Current Report on Form 8-K filed on November 6, 2006 (the “November 6, 2006 8-K”) by Krispy Kreme Doughnuts, Inc. (the “Company”), the common stock and warrants to purchase common stock issued in the settlement pursuant to the Stipulation (as defined in Item 8.01 below) and final judgment in the securities class action will be issued in a transaction exempted from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Section 3(a)(10) of the Securities Act as a transaction by an issuer approved by a court of the United States. The shares of common stock to be issued upon exercise of the warrants will be registered under the Securities Act pursuant to the terms of the Stipulation.

Item 8.01 Other Events.

On February 15, 2007, the United States District Court for the Middle District of North Carolina granted final approval of the proposed settlement in the consolidated securities class action, In re Krispy Kreme Doughnuts, Inc. Securities Litigation, Case No. 1:04-CV-00416, and entered final judgment dismissing all claims with respect to all defendants. On February 14, 2007, the Court also granted final approval of the proposed settlement in the related and consolidated derivative action, Wright v. Krispy Kreme Doughnuts, Inc., et al., Case No. 04-CV-00832, and entered final judgment dismissing all claims with respect to all defendants except for claims that we may assert against our former Chairman and Chief Executive Officer. The final judgments were entered as contemplated by the terms of a Stipulation and Settlement Agreement dated October 30, 2006 (the “Stipulation”), which was filed as Exhibit 10.1 to the November 6, 2006 8-K.

Under the terms of the Stipulation, the Company will deliver to the plaintiff class in the securities class action a total of 1,833,828 shares of its common stock and warrants to purchase 4,296,523 shares of its common stock at price of $12.21 per share. The Company expects to record a non-cash charge to earnings in the fourth quarter of fiscal 2007 of approximately $16,000,000, representing the increase in the estimated fair value of the common stock and warrants to be issued by the Company from their estimated fair value of $35,833,000 as of October 30, 2006 (which was recorded as a charge to earnings in fiscal 2006, which ended on January 29, 2006) and their estimated fair value as of January 28, 2007.

The securities class action and derivative action are more fully described in the Company's Annual Report on Form 10-K for the year ended January 29, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.
Dated: February 16, 2007
By:   /s/ Michael C. Phalen

      Michael C. Phalen
      Chief Financial Officer